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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 2003



                          EXTENDED SYSTEMS INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                  000-23597                82-0399670
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(STATE OR OTHER JURISDICTION OF      (COMMISSION             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)         IDENTIFICATION NUMBER)




                             577 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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
ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 7, 2003, Extended Systems Incorporated, a Delaware corporation, issued a press release announcing changes in the composition of the company's Board of Directors. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.







ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               Exhibit 99.1 Extended Systems Incorporated Press Release issued July 7, 2003.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 9, 2003                             EXTENDED SYSTEMS INCORPORATED



                                                By: /s/ KARLA K. ROSA
                                                    ------------------
                                                    Karla K. Rosa
                                                    Vice President of Finance
                                                    and Chief Financial Officer












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


                                  EXHIBIT INDEX






Exhibit
Number
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 99.1      Extended Systems Incorporated Press Release issued July 7, 2003.

















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